                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2004

DESCRIPTION OF THE CONTRACT

FIXED ACCOUNT INVESTMENT OPTIONS

LOANS
The first paragraph of this section is replaced by the following:

We offer a loan privilege only to owners of contracts issued in connection with
Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as described under "LOANS" (see FEDERAL TAX MATTERS-Qualified Retirement Plan -Loans). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF THE PRINCIPAL PLUS OPTIONAL BENEFIT IS ELECTED.

FEDERAL TAX MATTERS

QUALIFIED RETIREMENT PLANS

LOANS
The first paragraph of this section is replaced by the following:

A loan privilege is available only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan are subject to the rules in the Code, IRS Regulations, and our procedures in effect at the time a loan is made. The loan privilege will not be available to such contracts if the Principal Plus optional benefit is elected. Because the rules governing loans under section 403(b) contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.



                        SUPPLEMENT DATED OCTOBER 18, 2004


Venture Supp. 10-22-04


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